UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 17, 2003.

EQUINIX, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Velocity Way, 5th Floor Foster City, CA 94404 (650) 513-7000
(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

ITEM 5.	OTHER EVENTS

The Registrant is filing as an exhibit hereto an underwriting agreement to be incorporated by reference into its Registration Statement on Form S-3 (File No. 333-109697), originally filed with the Securities and Exchange Commission on October 15, 2003.

On November 18, 2003, Equinix, Inc. issued a press release announcing the pricing of its public offering of 4,500,000 shares of common stock. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	EXHIBITS.

1.1	Underwriting Agreement, dated November 17, 2003, between Equinix, Inc. and Citigroup Global Markets Inc. and SG Cowen Securities Corporation, as the representatives of the underwriters named therein.

99.1	Press release of Equinix, Inc. announcing the pricing of its public offering of 4,500,000 shares of common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

DATE: November 18, 2003	By:	/s/ Renee F. Lanam
Renee F. Lanam
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 17, 2003, between Equinix, Inc. and Citigroup Global Markets Inc. and SG Cowen Securities Corporation, as the representatives of the underwriters named therein.

99.1	Text of Press Release dated November 18, 2003.